                                                                    Exhibit 3.11

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                  June 17, 1997

The State Corporation Commission has found the accompanying articles submitted on behalf of

TITAN WHEEL CORPORATION OF VIRGINIA
(FORMERLY T.D. WHEEL COMPANY OF VIRGINIA, INC.)

to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective June 17, 1997 at 01:01 PM.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                        STATE CORPORATION COMMISSION


                                        By /s/ T.V. Morrisons
                                           -------------------------------------
                                           Commissioner

AMENACPT
CIS20318
97-06-16-0177

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                  June 16, 1994

The State Corporation Commission has found the accompanying articles submitted on behalf of

T.D. WHEEL COMPANY OF VIRGINIA, INC.
(FORMERLY T.D. HOLDING COMPANY, INC.)

to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective June 16, 1994 at 11:53 AM.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                        STATE CORPORATION COMMISSION


                                        By /s/ T.V. Morrisons
                                           -------------------------------------
                                           Commissioner

AMENACPT
CIS20436
94-06-13-0123